DISPOSAL OF ASSETS	6 Months Ended
Jun. 30, 2021
Disclosure Of Disposal Of Assets [Abstract]
DISPOSAL OF ASSETS	DISPOSAL OF ASSETS
In June 2021, Brookfield Renewable, along with its institutional partners, completed the sale of a 656 MW operating and development wind portfolio in Ireland. The total consideration was approximately €298 million ($363 million) and Brookfield Renewable’s interest in the portfolio was approximately 40%. This resulted in a gain on disposition of $165 million ($66 million net to Brookfield Renewable) recognized in the consolidated statements of income. As a result of the disposition, Brookfield Renewable's post-tax portion of the accumulated revaluation surplus of $33 million was reclassified from accumulated other comprehensive income directly to equity and presented as a Disposals item in the consolidated statements of changes in equity.
In June 2021, Brookfield Renewable completed the sale of a 271 MW development wind portfolio in Scotland. The total consideration was approximately £77 million ($108 million) and Brookfield Renewable’s interest in the portfolio was 100%. This resulted in a gain on disposition of $37 million ($37 million net to Brookfield Renewable) recognized in the consolidated statements of income.
Summarized financial information relating to the disposals are shown below:

(MILLIONS)	Total
Proceeds, net of transaction costs	$465
Carrying value of net assets held for sale
Assets	673
Liabilities	(410)
263
Foreign currency translation, net of investment hedge, associated with the disposal	(35)
Gain on disposal, net of transaction costs	$167